Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into effective as of September 1, 2010  between Global MobileTech, Inc., a Nevada corporation (the “Company”), and Mohd Aris Bernawi who has executed counterpart signature page hereto (the “Investor”).

WHEREAS, under the terms of an Assignment Agreement entered into between Info-Accent Sdn Bhd, the wholly owned subsidiary of the Company, and Investor on September 1, 2010, Investor agreed to receive 50,000 shares of common stock of the Company as payment for the purchase consideration in the amount of  $50,000;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company shares of restricted Common Stock at $1.00 per share (the “Shares”); and

WHEREAS, the Company and the Investor are entering into a Registration Rights Agreement in conjunction with the issuance of the Shares.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration defined in the Assignment Agreement entered into between Info-Accent Sdn Bhd and Investor on September 1, 2010, the receipt and adequacy of which are hereby acknowledged, the Company and Investor agrees as follows:

ARTICLE 1

PURCHASE AND SALE OF COMMON STOCK

1.1

Sale of Common Stock.  Upon the terms set forth herein, on the date on which Investor and Company shall mutually agree, Company shall sell, convey, transfer, assign, and deliver to Investor, and Investor shall purchase from Company, the number of shares of Common Stock of the Company set forth on Schedule 1 attached hereto.

ARTICLE 2

CLOSING

2.1

Closing Date.  The Closing shall be consummated in accordance with Section 1.1 above.

2.2

Purchase Price.  The purchase price for the Common Stock (the "Purchase Price") shall be equal to $50,000 or 50,000 shares of restricted common stock at $1.00 per share.

2.3

Company's Deliveries.  Prior to Closing or shortly thereafter, Company shall at the option of the Investor, deliver all the following:

(1)

Stock certificate(s) representing shares of Common Stock.

(2)

If so requested by Investor, an opinion of counsel from the attorney for the Company in form to be agreed upon by Investor and Company;

(3)

A Certificate of Good Standing issued by the Secretary of State of the state of Nevada;

(4)

Certificates of Good Standing from the Secretaries of State of any other states in which the Company is required to register as a foreign corporation;

(5)

Any and all other instruments, agreements or certificates contemplated by this Agreement or otherwise requested by Investor;

(6)

A copy of the most recent 10-K for the period ending June 30, 2009 and a copy of the most recent 10-Q for the period ending March 31, 2010 (the “SEC Reports”); and

(7)

A signed copy of the Registration Rights Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1

Representations of the Company.  The Company hereby represents and warrants to Investor as follows:

(1)

Corporate Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the requisite power and authority to carry on the business as now being conducted.  The Company is legally qualified to transact business as a foreign corporation in all jurisdictions where failure to be so qualified would have a material adverse effect on its business.  There is no pending or, to the Company's knowledge, threatened, proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

(2)

Power and Authority.  The Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The Company has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.  This Securities Purchase Agreement has been approved by the Board of Directors of the Company, pursuant to a unanimous written consent.

(3)

Enforceability.  This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(4)

Capitalization.  All of the 2,959,270 issued and outstanding shares of common capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and non-assessable, (ii) were issued in compliance with all applicable state and federal Shares laws, and (iii) were not issued in violation of any preemptive rights or rights of first refusal.  No preemptive rights or rights of first refusal exist with respect to the shares of capital stock of the Company and no such rights arise by virtue of or in connection with the transactions contemplated hereby.

Except for outstanding warrants to purchase 72,635 shares of common stock, there are no outstanding or authorized rights, options, convertible Shares, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require the

Company to issue or sell any shares of its capital stock (or Shares convertible into or exchangeable for shares of its capital stock).  There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.  There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the capital stock of the Company.  The Company is not obligated to redeem or otherwise acquire any of its outstanding shares of capital stock.

(5)

Shareholders of the Company.  The Company's shareholders own the Common Stock free and clear of all liens, restrictions and claims of any kind.  Such shares are not subject to any voting trust agreement, proxy or other contract.

(6)

No Violation.  The execution and delivery of this Agreement by the Company, the performance by the Company and the respective obligations hereunder, and the consummation by the Company of the transactions contemplated by this Agreement will not (i) contravene any provision of the Articles of Incorporation or Bylaws of the Company, (ii) violate any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company or Company; (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract which is applicable to, binding upon or enforceable against the Company, (iv) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person.

(7)

Records.  The copies of the Articles of Incorporation, Bylaws and all Shares & Exchange filings of the Company, which are available for review by the Investor are true, accurate and complete and reflect all amendments made through the date of this Agreement.  All material corporate actions relating to the Company's business or relating to the transactions contemplated by this Agreement taken by the Company have been duly authorized or ratified.  All accounts, books, ledgers and official and other records of the Company and relating to its business or relating to the transactions contemplated by this Agreement have been fully, properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained therein.

(8)

Litigation.  There is no action, suit, or other legal or administrative proceeding relating to the Company pending or to its knowledge threatened against the Company or which questions the validity or enforceability of this Agreement or the transactions contemplated hereby.  There are no outstanding orders, decrees or stipulations relating to the Company issued by any governmental authority in any proceeding to which the Company is or was a party which have not been complied with in full or which continue to impose any material obligations on the Company.

(9)

Good Title to, Condition of, and Adequacy of Assets.

(i)

The Company has good and marketable title to all of its assets, free and clear of any liens or restrictions on use.

(ii)

All of the Company's assets are in good operating condition, subject to normal wear and tear and have been maintained in accordance with commercially reasonable practices.

(iii)

All of the Company's assets constitute all of the assets and properties known to the Company, which are necessary for the conduct of its business in the manner in which and to the extent to which such business was conducted prior to the date hereof.

(10)

Compliance with Laws.  The Company is and has been in compliance in all material respects with all laws, regulations and orders applicable to its business.  The Company has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or to its knowledge, threatened, which could result in liabilities which would materially and adversely affect the Company's ability to enter into and perform its obligation under this Agreement, or which would materially and adversely affect its business.

(11)

Tax Matters.  All tax returns previously filed with respect to the Company, or any of its income, properties, franchises or operations have been filed, each such tax return has been prepared in compliance with all applicable laws and regulations, and all such tax returns are true and complete in all respects.  All taxes due and payable by or with respect to the Company, whether or not reflected on the Tax Returns, have been paid or accrued on the current balance sheet.

(12)

Accuracy of Information Furnished to Investor.  No representation, statement or information made or furnished by the Company to Investor in this Agreement contains any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading.

(13)

Shares Issued and Outstanding.  As of the date of the closing the Company will have a total of 3,009,270 shares of Common Stock issued and outstanding, no shares of Preferred Stock issued and only outstanding stock options, stock purchase warrants, and convertible loans as described in Section 3.1(4).

3.2

Representations of Investor.  Investor hereby represents and warrants to Company as follows:

(1)

Power and Authority.  Investor has the legal ability to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.  Investor has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby.

(2)

Enforceability.  This Agreement has been duly executed and delivered by Investor and constitutes the legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms.

(3)

Own Account. Such Investor understands that the Shares are “restricted securities” and have not been registered under the Shares Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting such Investor’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state Shares laws). Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(4)

Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(5)

Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Investor further represents that it has had an opportunity to read and consider all of the Company’s SEC Reports. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company.

(6)

General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(7)

Status.  If Investor is an accredited investor, it has provided the Company with a completed Accredited Investor Questionnaire indicating such status.  If Investor is a Non-US Person as defined in Rule 903 of Regulation S under the Securities Act of 1933, as amended, it has provided the Company with a written confirmation of that status.

ARTICLE 4

ADDITIONAL AGREEMENTS

4.1

Transfer Restrictions.  The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement. The Investor agrees to the imprinting, so long as is required by this Section 4.1, of a restrictive legend on any of the Shares consistent with this Section 4.1.

4.2

Further Assurances.  The Company shall, from time to time after the Closing Date when so requested by Investor, perform, execute, acknowledge or deliver, or cause to be performed, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for assigning, transferring, granting, conveying, selling, assuring and confirming to Investor and its successors and assigns, and for aiding and assisting in reducing to possession, the shares of Common Stock to Investor as herein contemplated.

4.3

Indemnity.

(1)

The Company agrees to indemnify and hold harmless Investor from and against any and all losses and expenses incurred or suffered by Investor in connection with or arising from any breach by the Company of their representations, warranties and covenants in this Agreement.

(2)

Investor agrees to indemnify and hold harmless the Company from and against any and all losses and expenses incurred or suffered by Company and the Company in connection with or arising from any breach by Investor of its representations, warranties and covenants in this Agreement.

ARTICLE 5

MISCELLANEOUS

5.1

Headings.  The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

5.2

Modification and Waiver.  This Agreement and the Exhibits attached hereto, constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.  No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

5.3

Rights of Parties.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.  Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

5.4

Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given by commercial messenger delivery service with signature verification of delivery, or on the third business day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

If to the Company to:

Global MobileTech, Inc.

25 West Cataldo, Suite A

Spokane, WA 99202

Attention: Aik Fun Chong, CEO

If to an Investor:

To such Investor at the address set forth on the signature page hereto.

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

5.5

Governing Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada.

This Securities Purchase Agreement is hereby executed as of the date first above written.

Company:

Global MobileTech, Inc.

By:_________________________

        Aik Fun Chong, President and CEO

This Securities Purchase Agreement is hereby executed by the undersigned, as an Investor thereunder, as of the ____ day of ________________, 2010.

Investor (Individual)

___________________________________

___________________________________

(Print Name)

Investor (Entity)

By:  _______________________________

___________________________________

(Print Name)

___________________________________

(Print Title)

Address for notices:

___________________________________

___________________________________

___________________________________

    City

  State

Zip Code